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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



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                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 24, 1998

                      Fund America Investors Corporation II
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                    333-33823                84-1218906
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(State or other jurisdiction         (Commission              (IRS Employer
    of Incorporation)                File Number)           Identification No.)

     6400 S. Fiddler's Green Circle, Suite 1200B, Englewood, Colorado 80111
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               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (303) 290-6025


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          (Former Name or Former Address if Changed Since Last Report)


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Item 5. Other Events.

         The Registrant entered into an Underwriting Agreement, dated as of June 24, 1998, with Salomon Brothers Inc (the "Underwriter"), pursuant to which the Underwriter agrees to purchase, and offer for sale to the public, approximately $236,526,000 aggregate initial principal amount of the Registrant's Collateralized Mortgage Obligations, Series 1998-NMC1, which will consist of four classes of bonds (collectively, the "Bonds"), designated as the Class A Bonds, the Class M-1 Bonds, the Class M-2 Bonds and the Class M-3 Bonds. The Bonds are registered for sale under the Registrant's effective shelf Registration Statement on Form S-3 (333-33823) and will be offered pursuant to a Prospectus, dated June 24, 1998, and a related Prospectus Supplement, dated June 24, 1998, to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and Rule 424 thereunder.

         Filed as Exhibit 23.1 to this Form 8-K is the consent of Deloitte & Touche LLP ("Deloitte") relating to the referral to Deloitte as experts in the aforementioned Prospectus and the incorporation by reference in Registrant's aforementioned effective shelf Registration Statement No. 333-33823 of Deloitte's report dated February 27, 1998 appearing on Form 10-K of Registrant for the year ended December 31, 1997.


Item 7. Exhibits.


23.1  Consent of Deloitte & Touche LLP



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                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



June 24, 1998                       FUND AMERICA INVESTORS CORPORATION II


                                    By:    /s/ Peter R. Lang
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                                    Name:  Peter R. Lang
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                                    Title: Vice President
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                                  EXHIBIT INDEX




23.1              Consent of Deloitte & Touche LLP








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